Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
GlacierShares Nasdaq Iceland ETF (GLCR)
a series of Listed Funds Trust

Supplement dated January 30, 2026
to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated March 13, 2025, as supplemented

Effective immediately, Solactive AG has been replaced by MarketVector™ Indexes GmbH as the calculation agent for the MarketVector™ Iceland Global Index.

Accordingly, the second paragraph of the “Additional Information about the Funds - Principal Investment Strategies” section in the Prospectus has been replaced in its entirety with the following:

“MarketVector™ Indexes GmbH serves as the index provider (the “Index Provider”) and calculation agent for the Index. The Index Provider is not affiliated with the Fund, the Adviser, the Fund’s administrator, custodian, transfer agent, or distributor, or any of their respective affiliates. The Index Provider provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.”

Mr. Spencer Kristiansen, a Portfolio Manager for the Funds, has resigned from Teucrium Investment Advisors, LLC, effective January 30, 2026. Accordingly, all references to Mr. Kristiansen as a Portfolio Manager in the Fund’s Prospectus, Summary Prospectuses and SAI are hereby deleted. Messrs. Harris, Haugens and Small will continue to serve as Portfolio Managers of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI